SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.      )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to § 240.14a-12

ROYAL BODYCARE, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ROYAL BODYCARE, INC.

2301 Crown Court

Irving, Texas 75038

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held On June 2, 2004

NOTICE is hereby given that the annual meeting of shareholders of ROYAL BODYCARE, INC. (the “Company”) will be held on June 2, 2004, at 10:00 a.m., local time, at the Company’s offices located at 2301 Crown Court, Irving, Texas 75038 for the following purposes:

(1) To elect seven persons to serve as directors of the Company for a term expiring at the annual meeting of shareholders in 2005;

(2) To vote on a proposal to ratify the appointment of Grant Thornton LLP as independent auditors for the Company for the year ending December 31, 2004; and

(3) To transact such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on April 6, 2004 are entitled to notice of and to vote at the meeting or any adjournment thereof. A list of those shareholders may be viewed at the Company’s offices at 2301 Crown Court, Irving, Texas, 75038, for ten days before the meeting.

Whether or not you plan to attend the meeting in person, please mark, sign and date the enclosed proxy and return it promptly in the accompanying envelope. If you do attend the meeting in person, you may withdraw your proxy and vote in person. If you plan to attend the meeting, please remember to bring photo identification with you.

By Order of the Board of Directors,

Steven E. Brown Secretary

Irving, Texas

April 23, 2004

ROYAL BODYCARE, INC.

PROXY STATEMENT

For

ANNUAL MEETING OF SHAREHOLDERS

To Be Held June 2, 2004

This Proxy Statement, and the enclosed proxy form, are furnished on or about April 23, 2004, to shareholders of Royal BodyCare, Inc., a Nevada corporation (the “Company”), to solicit, on behalf of the Company’s Board of Directors, proxies to vote at the Annual Meeting of Shareholders of the Company to be held June 2, 2004 (the “Annual Meeting”), or any adjournment or postponement thereof. Proxies in the form enclosed will be voted at the Annual Meeting if properly executed, returned to the Company before the Annual Meeting, and not revoked. Such proxies may be revoked as hereinafter set forth, by written notice or by furnishing a proxy subsequent in time, at any time prior to its use. All shares represented at the meeting by properly executed proxies will be voted as specified, and, unless otherwise specified, will be voted for the election of directors and for the ratification of the appointment of Grant Thornton LLP as independent auditors for the Company for the year ending December 31, 2004.

RECORD DATE AND OUTSTANDING CAPITAL STOCK

The record date for shareholders entitled to vote at the Annual Meeting is April 6, 2004. Only shareholders of record at the close of business on that date will be entitled to vote at the meeting. At the close of business on that date, there were 19,956,294 shares of common stock, $0.001 par value per share, of the Company (“Common Stock”) outstanding.

QUORUM AND VOTING

The presence, in person or by proxy, of the holders of a majority of all outstanding shares of the Common Stock on the record date is necessary to constitute a quorum at the Annual Meeting. Each shareholder is entitled to one vote, in person or by proxy, for each share of Common Stock held in such shareholder’s name on the record date.

SOLICITATION OF PROXIES

The accompanying proxies are solicited on behalf of the Board of Directors. The Company will pay all expenses of soliciting these proxies. Proxies may be solicited not only by mail, but also by personal interview, telephone, and electronic transmission by the Company’s directors, officers, and employees. Arrangements may also be made with brokerage houses and other custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of shares of Common Stock held of record by such persons, and the Company may reimburse them for the corresponding reasonable out-of-pocket expenses.

ACTION TO BE TAKEN AT THE MEETING

Shares of Common Stock represented by a validly executed proxy in the accompanying form, unless the shareholder otherwise specifies in the proxy, will be voted (i) for the election of the persons named as nominees under the caption “Election of Directors” as directors of the Company, and (ii) for the proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent auditors for the year ending December 31, 2004.

Where shareholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If any other matter or business is brought before the meeting or any adjournment thereof, the proxy holders may vote the proxies at their discretion. The directors do not know of any such other matter or business to be presented for consideration at the meeting.

REVOCATION OF PROXIES

A proxy may be revoked any time before it is exercised. A shareholder giving a proxy may revoke it by (i) sending in another proxy with a later date, (ii) giving written notice to the Company’s Secretary before the Annual Meeting that the proxy has been revoked, or (iii) voting in person at the Annual Meeting.

REQUIRED AFFIRMATIVE VOTE AND VOTING PROCEDURES

With regard to the election of directors, votes may be cast in favor of or withheld from each nominee. The seven nominees who receive a plurality of the votes cast by shareholders present or represented by proxy at the Annual Meeting, and entitled to vote on the election of directors, will be elected as directors of the Company. Thus, any abstentions, “broker non-votes” (shares held by brokers or nominees as to which they have no discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon) or other limited proxies will have no effect on the election of directors.

The Company’s Bylaws provide that the vote required to approve matters other than the election of directors is the affirmative vote of the holders of a majority of the shares entitled to vote on, and voted for or against, the matter at a meeting at which a quorum is present. Abstentions may be specified on all proposals except the election of directors. Under applicable law and the Company’s Bylaws, abstentions and shares represented by broker non-votes or other limited proxies for a particular proposal will be counted as present for purposes of determining the existence of a quorum at the meeting but will be excluded entirely from the voting tabulation for that proposal. Therefore, abstentions, broker non-votes and other limited proxies will have no effect on the outcome of the proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent auditors for the year ending December 31, 2004 or on the outcome of any other matter that may come before the meeting.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of March 8, 2004, by each person the Company knows to beneficially own more than 5% of the outstanding Common Stock, each of the Company’s directors, the Named Officers (as defined under the caption “Executive Compensation and Other Information — Executive Compensation” below), and all directors and executive officers as a group. The Company believes each such shareholder has sole voting and dispositive power over the shares held, except as otherwise indicated.

Class	Beneficial Owner	Amount		% of Class
Security Ownership of Certain Beneficial Owners

Common	Clinton H. Howard 2301 Crown Court Irving, Texas 75038	9,858,188	(1)	48.4%

Common	Leonid Lapp 2301 Crown Court Irving, Texas 75038	4,000,000		20.0%

Common	Dr. M. G. Robertson 977 Centerville Turnpike Virginia Beach, Virginia 23463	1,000,000		5.0%

Common	My Garden, L.P. 2301 Crown Court Irving, Texas 75038	9,440,139		47.3%

Security Ownership of Management

Common	Clinton H. Howard	9,858,188	(1)	54.7%

Common	Leonid Lapp	4,000,000		20.0%

Common	Wayne R. Holbrook	240,000	(2)	1.2%

Common	Kenneth L. Sabot	197,500	(2)	1.0%

Common	Steven E. Brown	182,500	(2)	* %

Common	David H. Brune	5,400	(3)	* %

ALL OFFICERS, DIRECTORS & BENEFICIAL PERSONS AS A GROUP (10 PERSONS)		14,589,088	(4)	69.2%

*	less than 1%

(1)	Includes 400,000 shares that may be acquired by presently exercisable common stock options; includes 9,440,139 shares held by a limited partnership, My Garden, L.P., the general partners of which are The Clinton H. Howard Family Trust and The Katherine M. Howard Family Trust and also includes 8,049 shares owned of record by Mr. Howard’s spouse. Mr. Clinton H. Howard disclaims beneficial ownership of the shares held by his spouse except to the extent of his pecuniary interest.

(2)	Represents shares that may be acquired by presently exercisable common stock options.

(3)	Includes 2,200 shares owned of record by Mr. Brune’s spouse. Mr. Brune disclaims beneficial ownership of these shares except to the extent of his pecuniary interest.

(4)	Includes 1,127,500 shares that may be acquired by presently exercisable common stock options and the shares referred to in footnote (1).

I. ELECTION OF DIRECTORS

Board of Directors

Seven directors are to be elected at the Annual Meeting. Each nominee will be elected to hold office until the next annual meeting of shareholders or until his successor is elected and qualified. Proxy holders will not be able to vote the proxies held by them for more than seven persons. To be elected a director, each nominee must receive a plurality of all the votes cast at the Annual Meeting for the election of directors. Should any nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his stead, of any other person the Board of Directors may recommend. Each nominee has expressed his intention to serve the entire term for which election is sought.

Director Nominees

The Board of Directors has nominated the following seven persons for election as directors: Clinton H. Howard, Steven E. Brown, David H. Brune, J. Ike Guest, Wayne R. Holbrook, Joseph P. Philipp and Kenneth L. Sabot, all of whom, with the exception of Mr. Philipp, are presently directors of the Company. Leonid Lapp and Joseph S. Schuchert, who are presently directors of the Company, declined to be nominated for election to another term because of time constraints related to their other business interests.

Information about the current directors of the Company, and the current director nominees, is set forth in the following paragraphs.

Clinton H. Howard, age 75, is the Company’s Chairman of the Board and Chief Executive Officer. He also served as President until the appointment of Wayne R. Holbrook to that position in February 2003. He graduated from Rice University with a BA degree and from Southwestern Medical School with an MA degree, after which he studied graduate business courses at S.M.U. and the University of Dallas and medical arts courses at Johns Hopkins Medical School. Mr. Howard founded American Biomedical Corporation in 1958, and built it into a chain of 40 medical testing laboratories. He took American Biomedical public in 1969. In 1974, American Biomedical was merged with National Health Laboratories, then one of the nation’s largest medical laboratory chains. In 1974, Mr. Howard founded Carrington Laboratories, Inc., originally named Avacare, Inc., a personal care products, direct sales marketing firm. In 1981, he established a research division which isolated an active medicinal compound in aloe vera, acemannan. He then sold the skin care business and converted Carrington to a pharmaceutical company. Mr. Howard retired from Carrington in 1990. The following year he founded Royal BodyCare.

Steven E. Brown, age 48, is a director and also serves as Chief Financial Officer and Vice President-Finance, positions that he has held since joining the Company in May 1994. Mr. Brown was appointed Secretary in September 2003. Prior to joining us, Mr. Brown was the Vice President, Finance and Chief Financial Officer of Carrington Laboratories, Inc. from 1980 through April 1994. Mr. Brown was treasurer of Carrington from 1982 through 1994 and served as a director from 1981 until August 1987. Mr. Brown became a certified public accountant in 1980 and was previously associated with an international accounting firm from 1977 to 1980.

David H. Brune, age 73, was elected to the Board of Directors in September 2003. Since 2001, Mr. Brune has served Of Counsel to the law firm of Boyle and Lowry. From 1989 through 2001, Mr. Brune held the positions of Senior Vice President, Chief Development Officer and Corporate Counsel for succeeding land development companies associated with the Las Colinas development in Irving, Texas. These companies were Cousins Stone LP from 1999 through 2001, Faison-Stone, Inc. from 1993 to 1999 and Las Colinas, Inc. from 1989 to 1992. From 1987 to 1989 Mr. Brune served as Vice Chairman, Chief Development Officer, and General Counsel of Las Colinas Corporation, a subsidiary of Southland Financial Corporation of which he was a Director and Senior Executive Vice President (1979-1989). From 1981 through 1999, Mr. Brune also served as President and Chief Executive Officer of the Dallas County Utility & Reclamation District, a governmental entity associated with the Las Colinas development in Irving, Texas.

J. Ike Guest, age 65, was elected to the Board of Directors in September 2003. Mr. Guest, a certified public accountant, is a shareholder of the accounting firm of Lightfoot Guest Moore & Co., P.C., the accounting firm Mr. Guest joined in 1992. In this capacity, Mr. Guest is responsible for providing audit, consulting, bankruptcy, valuation and litigation support services. Mr. Guest joined this firm after retiring as an audit and client services partner from the international public accounting firm, Deloitte & Touche. During his tenure with these accounting firms, Mr. Guest has planned, directed, and supervised the accounting, auditing and reporting activities for public entities, including several that filed an initial public offering of securities, and entities subject to filing requirements with other regulatory bodies. Mr. Guest also served as Chairman of the Greater Irving – Las Colinas Chamber of Commerce for the fiscal year ended March 31, 2004.

Wayne R. Holbrook, age 49, has been director since March 2003. Mr. Holbrook joined the Company as Vice President – Marketing in November 2001 and was appointed President in February 2003. Prior to joining the Company, Mr. Holbrook served as President of One World Online, Inc., a publicly traded company based in Utah from December 1998 until joining us. Prior to joining One World, Mr. Holbrook served as Executive Vice President of Global Connections, Inc. from January 1996 to December 1998.

Joseph P. Philipp, age 54, is a nominee for election as a director. Since 1993, Mr. Philipp has been the Managing Partner of Insight Consulting, a consulting firm specializing in organizational structure, executive and leadership development and strategic planning. Prior to holding his present position, Mr. Philipp held various Human Resource management positions with several organizations, including Epic Healthcare, American Medical International and LifeMark Corporation. Mr. Philipp earned an M.B.A. from the University of Wisconsin and has served as a Councilman for the city of Irving, Texas since 1996.

Kenneth L. Sabot, age 58, is a director and the Senior Vice President of Operations, positions which he has held since joining the Company in February 1998. Prior to joining the Company, Mr. Sabot was the Vice-President-Operations of To Life! L.L.C., a start-up network marketing company, from August 1996 until February 1998. Prior to joining To Life, he was employed by Light Force, Inc. from 1981 through January 1996. Mr. Sabot joined Light Force as the Controller in 1981 and served as Chief Operating Officer from 1986 until leaving Light Force in January 1996. Mr. Sabot became a certified public accountant in 1969.

Leonid Lapp, age 50, was elected to the Board of Directors in December 2002. Mr. Lapp is currently President and Chief Executive Officer of Coral Club International, Inc. and has held these positions for more than five years. Coral Club International, Inc. holds the license for distribution of the Company’s products in the former Soviet Union.

Joseph S. Schuchert, age 74, was elected to the Board of Directors in June 2000. Mr. Schuchert co-founded Kelso & Company, a merchant banking firm, in 1971 and became its Chief Executive Officer in 1977. Mr. Schuchert retired as CEO of Kelso in August 1997, but remains Chairman of the Board. He is recognized as one of the pioneers in developing ESOP financing techniques. Prior to joining Kelso, Mr. Schuchert specialized in corporate securities and tax law. Mr. Schuchert earned a B.S. in Electrical Engineering from Carnegie Mellon University and an L.L.B. and J.D. from the University of Pittsburgh Law School, where he was a member of the Order of the Coif and the Law Review. Mr. Schuchert has served on the Board of the United States Chamber of Commerce and as a Trustee of Carnegie Mellon University.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE

ELECTION OF EACH NOMINEE.

Meeting and Committees of the Board

The Board of Directors held five meetings during 2003. All persons who were directors during 2003 attended at least 75% of the total of the Board meetings with the exception of Mr. Lapp and Mr. Schuchert The Company does not have a policy regarding attendance by members of the Board of Directors at the Company’s annual meeting of shareholders, although the Company has always encouraged its directors to attend its annual meeting. In 2003, all directors attended the Company’s annual meeting of shareholders with the exception of Mr. Schuchert.

The Board of Directors of the Company has two permanent committees, both of which were established in September 2003, the Audit Committee and the Compensation Committee. The Company has no nominating committee or committee that recommends qualified candidates to the Board of Directors for election as directors.

Audit Committee-

The Audit Committee Charter adopted by the Board of Directors is attached as Appendix A to this proxy statement. In accordance with its charter, the Audit Committee’s functions include (i) engaging independent auditors and determining their compensation; (ii) reviewing audit results and the results of interim financial statement reviews with the independent auditors and management; (iii) overseeing the Company’s financial reporting process and internal control systems; (iv) authorizing any non-audit services provided by the independent auditors and the compensation for those services; and (v) initiating and supervising any special investigation it deems necessary regarding the Company’s accounting and financial policies and controls.

The Audit Committee, established in accordance with section 3(a) (58) (A) of the Securities Exchange Act of 1934, consists of two directors, Messrs. Guest (Chair) and Brune. It is the opinion of the Board of Directors that the members of the Audit Committee are each an “independent director” as defined under the corporate governance standards of the NASDAQ Stock Market. This definition is attached hereto as Appendix C. In addition, the Board of Directors has determined that Mr. Guest meets the definition of a “financial expert” as defined in Item 401(h) of regulation S-K under the Securities Exchange Act of 1934, as amended, by virtue of his 35 years experience as a certified public accountant and having actively supervised the preparation of financial statements for both public and private companies.

The Audit Committee held two meetings during 2003. All committee members attended all committee meetings.

Compensation Committee-

The Compensation Committee was established in September 2003. The Compensation Committee Charter adopted by the Board of Directors is attached as Appendix B to this proxy statement. In accordance with its charter, the Compensation Committee’s functions include (i) establishing and administering the Company’s officer compensation policies, which function includes setting the CEO’s compensation; (ii) administering the 2003 Stock Incentive Plan; and (iii) overseeing the administration of other employee benefit plans and fringe benefits paid to or provided for the Company’s officers.

The Compensation Committee consists of two directors, Messrs. Brune (Chair) and Guest. It is the opinion of the Board of Directors that the members of the Compensation Committee are each an “independent director” as defined under the corporate governance standards of the NASDAQ Stock Market.

The Compensation Committee held fifteen meetings during 2003. All committee members attended all committee meetings.

Director Nominations-

The Company does not have a standing Nominating Committee. The entire Board of Directors fulfills the role of a Nominating Committee. Because of the Company’s size and the size of its current Board, and because of the practical necessity that a candidate for director must be acceptable to Mr. Howard pursuant to his percentage ownership of the Common Stock (see table under the caption “Security Ownership of Certain Beneficial Owners and Management”), the Board believes it is desirable for the nominations function to be fulfilled by the full Board, including Mr. Howard, rather than by a nominating committee that does not include him. The entire Board of Directors serving as a Nominating Committee currently does not have a charter, nor do all directors meet the independence requirements of the corporate governance standards of the NASDAQ Stock Market. Because the Common Stock is traded on the Over the Counter Bulletin Board, the Company is not subject to the corporate governance standards of any securities exchange or the NASDAQ Stock Market regarding the independence of nominating committee members.

The Board of Directors will consider director nominees recommended by shareholders. A shareholder who wishes to recommend a person or persons for consideration as a nominee for election to the Board of Directors must send a written notice by mail, c/o Secretary, Royal BodyCare, Inc., 2301 Crown Court, Irving, Texas 75038, that sets forth: (1) the name, address (business and residence), date of birth and principal occupation or employment (present and for the past five years) of each person whom the shareholder proposes to be considered as a nominee; (2) the number of shares of Common Stock beneficially owned (as defined by section 13(d) of the Securities Exchange Act of 1934) by each such proposed nominee; (3) any other information regarding such proposed nominee that would be required to be disclosed in a definitive proxy statement to shareholders pursuant to section 14(a) of the Securities Exchange Act of 1934, as amended; and (4) the name and address (business and residence) of the shareholder making the recommendation and the number of shares of Common Stock beneficially owned (as defined by section 13(d) of the Securities Exchange Act of 1934) by the shareholder making the recommendation. The Company may require any proposed nominee to furnish additional information as may be reasonably required to determine the qualifications of such proposed nominee to serve as a director of the Company. Shareholder recommendations will be considered only if received no less than 120 days before the date of the proxy statement sent to shareholders in connection with the previous year’s annual meeting of shareholders.

Although the Board of Directors has not established formal minimum qualifications for its members, the Board would consider only potential nominees who have experience, talents, skills and other characteristics the Board as a whole should possess in order to maintain its effectiveness. Non-management director nominees would generally need to be independent as defined under the corporate governance standards of the NASDAQ Stock Market. Any nominee must be willing to serve for the nominal director’s compensation paid by the Company. In addition, the Board of Directors would evaluate nominees with the goal of maintaining a diversity of background and experience that complements the other directors. Candidates nominated by shareholders would be evaluated in the same manner as the candidates nominated by the Board of Directors. The Company has not received any recommendation for a director nominee from any shareholder.

All director nominees are either executive officers of the Company or persons standing for re-election, with the exception of Mr. Philipp. The Chief Executive Officer recommended Mr. Philipp, and the Board approved his nomination. The Company does not utilize third parties to identify or evaluate potential director nominees.

AUDIT COMMITTEE REPORT

The primary function of the Audit Committee is one of oversight of the Company’s financial reporting process and public financial statements including those with respect to: (1) the integrity of the financial statements, (2) the Company’s compliance with the legal and regulatory requirements, (3) the Company’s relationship with its outside auditors, and (4) the performance of internal audit, internal operational controls and disclosure controls. The Company’s management is responsible for preparing the Company’s financial statements, the reporting process, and the adequacy of controls. The Company’s independent auditors are responsible for auditing the financial statements. The activities of the Audit Committee are not intended or designed to supersede or alter those traditional responsibilities. The Audit Committee’s role does not provide any special assurances with regard to the Company’s financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors. The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements with management.

The Committee discussed with Grant Thornton LLP, the Company’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees” (“SAS 61”). SAS 61 requires the independent auditors to provide the Audit Committee with additional information regarding the scope and results of their audit of the Company’s financial statements, including with respect to (i) their responsibility under generally accepted auditing standards, (ii) adoption of or changes in significant accounting policies, (iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit. The Audit Committee has received from Grant Thornton LLP a letter providing the disclosures required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees” with respect to any relationships between Grant Thornton LLP and the Company.

Based on the review and discussions described above with respect to the Company’s audited financial statements, the Committee recommended to the Board of Directors, and the Board of Directors approved, that such financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

J. Ike Guest, Chair David H. Brune

COMPENSATION COMMITTEE REPORT

In September 2003, the Board established a Compensation Committee to (i) establish and administer the Company’s officer compensation policies; (ii) administer the 2003 Stock Incentive Plan; and (iii) oversee the administration of other employee benefit plans and fringe benefits paid to or provided for the Company’s officers. The Company’s officer compensation policy is to offer a package that includes a competitive salary, an incentive bonus based upon achievement of the Company’s financial objectives and competitive benefits. The Company’s compensation policy for officers and all other employees is designed to promote continued performance and attainment of corporate and personal goals.

Beginning with the year 2004, the Compensation Committee of the Board reviews and approves individual officer salaries, bonus plan financial performance goals, and stock option grants. The Compensation Committee has established the following compensation guidelines: (i) to enable the Company to attract highly qualified executives and management talent from within the network marketing and other related industries, (ii) to retain top performers and ensure future management continuity, (iii) to reward achievement of the Company’s strategic goals and financial targets, and (iv) to provide compensation that is consistent with marketplace competitiveness for companies of similar size, Company and individual performance, and shareholder returns.

Officers of the Company are paid salaries in line with their responsibilities and experience. These salaries are structured to be within the range of salaries paid by competitors of similar size in the network marketing and other relevant industries. Competitors selected for salary comparison purposes may differ from the companies included in the comparative performance indexes in the Performance Graph below.

Stock option grants to officers are designed to promote success by aligning the officers’ financial interests with long-term shareholder value and by providing an incentive for individual long-term performance and the achievement of short-term financial performance of the Company. Grants of stock options are based on various subjective factors primarily relating to the responsibilities of the individual officers, and also to their expected future contributions and prior option grants. All options granted to the Named Officers in 2003, 2002 and 2001 are reflected in tables under the captions “Executive Compensation” and “Option Grants” below.

Section 162(m) of the Internal Revenue Code, as amended, imposes a limitation on the deductibility of nonperformance-based compensation in excess of $1 million paid to Named Officers. The Committee currently believes that the Company will be able to continue to manage its executive compensation program for Named Officers so as to preserve the related federal income tax deductions.

In November 2003, based on the recommendation of the Compensation Committee, the Board authorized management to enter into an employment agreement with Mr. Howard to serve as Chief Executive Officer through December 31, 2008. This recommendation was based on the Compensation

Committee’s assessment of Mr. Howard’s past performance and the anticipated future benefits that will accrue to the Company in providing a continued, long-term relationship with its founder. The employment agreement specifies a minimum salary of $285,000, and provides for salary increases and additional cash incentive compensation if the Company achieves certain earnings targets, as defined. The minimum salary provided in the agreement represents an 8% increase over Mr. Howard’s base salary for 2003. The agreement also provides Mr. Howard, among other things, a fringe benefit program comparable to executives in a comparable position in similarly situated companies. Mr. Howard’s base salary did not increase for the year ended December 31, 2003 and he did not receive a bonus. During 2003, Mr. Howard was granted options to purchase 700,000 shares of Common Stock, consistent with the Company’s philosophy related to stock option grants previously described.

COMPENSATION COMMITTEE

David. H. Brune, Chair
J. Ike Guest

Director Compensation

In September 2003, the Board adopted a plan to compensate the directors. Prior to that date, directors were not compensated. Under the plan adopted by the Board, each director receives a quarterly retainer of $300 plus $300 for each Board meeting attended. In addition, non-employee directors receive $150 per hour for time spent performing work related to service on any committee of the Board.

Communication With the Board of Directors

Shareholders and other interested parties may communicate with the Board of Directors, including the independent directors, by sending written communication to the directors c/o the Chairman of the Board, Royal BodyCare, Inc., 2301 Crown Court, Irving, Texas 75038. Any communications to an independent director will be forwarded to that director. As to all other communications, the Chairman, or his designate, will review all such communications to determine which communications will be forwarded to other directors. All communications will be forwarded except those that are related to Company products and services, are solicitations, or otherwise relate to improper or irrelevant topics, as determined in the sole discretion of the Chairman, or his designate.

With regard to communications received and deemed appropriate for distribution, the Chairman shall maintain and provide copies to the Board of Directors in advance of each of its meetings. With regard to all other communications, the Chairman will indicate to the Board the general nature of these communications, and will hold such communications until each Board meeting to allow for review by any interested director.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

The following table sets forth, as of March 8, 2004, the name, age, and position of each of the executive officers of the Company.

Name	Age	Position
Clinton H. Howard	75	Chairman of the Board, CEO

Wayne R. Holbrook	49	Director, President

Steven E. Brown	48	Director, Chief Financial Officer, Vice President-Finance, Secretary

Kenneth Sabot	58	Director, Senior Vice President-Operations

G. Trevor Scofield	50	Vice President-International Operations

Dennis N. Windsor	44	Vice President-Sales and Marketing

See “Director Nominees” above for business experience information concerning Messrs. Howard Holbrook, Brown and Sabot.

G. Trevor Scofield joined the Company in 1991 as Vice President-Canadian Operations. Mr. Scofield held that position until May 2003, at which time he was promoted to Vice President-International Operations.

Dennis N. Windsor joined the Company as Vice President-Sales and Marketing in March 2003. From 1999 until joining the Company, Mr. Windsor was self-employed offering consulting, training and speaking services to companies in the network marketing industry. From 1998 to 1999, Mr. Windsor served as Senior Vice President-Sales and Marketing for Eventus International, a network marketing company engaged in the distribution of nutritional supplement products. Prior to 1998, Mr. Windsor was associated with several other network marketing companies as either a member of management or as an independent field distributor.

Executive Compensation

The following table sets forth certain information concerning the annual and long-term compensation paid to or for (i) the Company’s Chief Executive Officer, and (ii) those of the Company’s four other most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 in 2003 (collectively, the “Named Officers”), for services rendered to the Company during 2003, 2002 and 2001.

		Annual Compensation			Long-Term Compensation
Name/Title	Fiscal Year	Salary ($)	Bonus($)		Securities Underlying Options (#)	All Other Compensation ($)(1)
Clinton H. Howard(2) Chief Executive Officer	2003 2002 2001	$243,500 264,000 264,000	$ $	– 0 – – 0 – 1,252	700,000 – 0 – – 0 –	$ $ $	37,400 47,100 47,100
Wayne R. Holbrook(3) President	2003 2002 2001	$220,800 190,900 27,300		4,200 – 0 – – 0 –	600,000 – 0 – – 0 –		– 0 – – 0 – – 0 –
Steven E. Brown Vice President – Finance Chief Financial Officer	2003 2002 2001	$170,000 144,000 100,000	$	– 0 – 37,500 88,152	465,000 – 0 – – 0 –		– 0 – – 0 – – 0 –
Kenneth L. Sabot Senior Vice President - Operations	2003 2002 2001	$175,200 173,400 166,000	$	– 0 – 8,000 8,000	480,000 – 0 – – 0 –		– 0 – – 0 – – 0 –
Dennis N. Windsor(4) Vice President – Sales and Marketing	2003 2002 2001	$124,100 – 0 – – 0 –		– 0 – – 0 – – 0 –	300,000 – 0 – – 0 –		– 0 – – 0 – – 0 –

(1)	Mr. Howard has use of a company car with an aggregate annual cost of $10,000. The Company also pays certain club dues, which amounted to $400, $1,100 and $1,100 in 2003, 2002 and 2001, respectively. The Company provided a split-dollar life insurance arrangement to Mr. Howard in the face amount of $1,000,000 until November 2003, at which time the related insurance policy was transferred to the Company. The annual premiums for this policy are $36,000 per year. No other Named Officers received any annual compensation not properly categorized as salary or bonus, except for certain perquisites or other benefits the aggregate incremental cost of which to the Company for each officer did not exceed the lesser of $50,000, or 10% of the total of annual salary and bonus reported for each such officer

(2)	Mr. Howard also served as President until the appointment of Wayne R. Holbrook to that position in February 2003

(3)	Mr. Holbrook joined the Company in November 2001 as Vice President – Marketing and was appointed President in February 2003

(4)	Mr. Windsor joined the Company in March 2003

Option Grants

The following table shows the options to purchase Common Stock granted in 2003 to the Named Officers.

	Individual Grants				Potential Realizable Value at Assumed Rates of Stock Price Appreciation for Option Term(1)
	Number of Shares Underlying Options Granted	Percentage of Total Options Granted to Employees in 2003	Exercise Price Per Share	Expiration Date
					5%	10%
Clinton H. Howard	700,000	22.2%	$0.16	9/4/2008	$17,500	$51,500
Wayne R. Holbrook	600,000	19.0%	0.145	9/4/2012	48,000	118,000
Steven E. Brown	165,000	5.2%	0.145	9/4/2008	6,600	14,600
Steven E. Brown	300,000	9.5%	0.145	9/4/2012	24,000	59,000
Kenneth L. Sabot	180,000	5.7%	0.145	9/4/2008	7,200	16,000
Kenneth L. Sabot	300,000	9.5%	0.145	9/4/2012	24,000	59,000
Dennis N. Windsor	300,000	9.5%	0.145	9/4/2012	24,000	59,000

(1)	Amounts are based on the 5% and 10% annual compounded rates of appreciation of the Common Stock price from date of grant, as prescribed by the Securities and Exchange Commission, and are not intended to forecast future appreciation of the Common Stock. The prices of the Common Stock, assuming such annual compounded rates of appreciation over the term of the option would be as follows:

Term of Option	Price-Date of Grant	5%	10%
5 years	$0.145	$0.185	$0.23
9 years	$0.145	$0.225	$0.34

Stock Option Exercises and Year-End Option Values

The following table presents certain information concerning options exercised during the year ending December 31, 2003 by each of the Named Officers. The table also includes the value of unexercised options held by the Named Officers at December 31, 2003.

Name	Shares Acquired on Exercise (#)	Value Realized	Number of Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End(1)
			Exercisable	Unexercisable	Exercisable		Unexercisable
Clinton H. Howard	– 0 –	– 0 –	400,000	700,000	$	– 0 –	$175,000
Wayne R. Holbrook	– 0 –	– 0 –	120,000	480,000		31,800	127,200
Steven E. Brown	– 0 –	– 0 –	182,500	302,500		43,725	79,500
Kenneth L. Sabot	– 0 –	– 0 –	197,500	302,500		47,700	79,500
Dennis N. Windsor	– 0 –	– 0 –	– 0 –	300,000		– 0 –	79,500

(1)	The December 31, 2003 closing market price of $0.41 is used in the calculation to determine the value of unexercised options

Equity Compensation Plan Information

The following table presents information about shares of Common Stock that may be issued under the Company’s equity compensation plans in effect as of December 31, 2003.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by shareholders	3,202,000	$.16	298,000
Equity compensation plans not approved by shareholders	486,460	$.74	None

2003 Stock Incentive Plan. In July 1998, the Company’s shareholders adopted the 1998 Stock Option Plan (the “Plan”) and reserved 500,000 shares of Common Stock for issuance under the Plan. Effective September 4, 2003, the Company’s shareholders adopted an amendment and restatement of the Plan in the form of the 2003 Stock Incentive Plan, which is incorporated herein by reference to Exhibit 4.3 to the Current Report on Form 8-K filed September 29, 2003. The purpose of this amendment and restatement was, among other things, to increase the number of shares issuable under the Plan to 3,500,000 shares of Common Stock and to add restricted stock as available for awards under the Plan. The Plan, in both the original form and the amended and restated form, provides for the issuance of both nonqualified and incentive stock options, and permits grants to employees, non-employee directors and consultants of the Company.

Options granted as of December 31, 2003 vest periodically through 2008, expire at various dates through 2012, and were granted at exercise prices that were the market prices or in excess of the market prices of the shares on the dates granted. As of December 31, 2003, there were 298,000 shares of Common Stock available for future grants under the Plan.

Other Stock Options. The Company has granted options to purchase Common Stock to the Company’s Chief Executive Officer, other persons rendering services to the Company and in connection with a financing transaction. The exercise price of each of these options was the market price of the Common Stock at the date of grant.

Employment Contracts and Termination of Employment And Changes in Control Arrangements

Effective November 20, 2003, the Company entered into an employment agreement with Mr. Howard to serve as its Chief Executive Officer through December 31, 2008. The employment agreement specifies a minimum salary of $285,000, and provides for salary increases and additional cash incentive compensation if the Company achieves certain earnings targets, as defined. If the Company terminates Mr. Howard’s agreement without cause, the Company will be required to pay his salary for the remaining term of the agreement, plus the greater of his salary for the remaining term of the agreement, or two times his salary for the preceding twelve months. If Mr. Howard terminates his employment for certain reasons set forth in the agreement, which reasons include a Change of Control (as defined hereinafter), the Company will be required to pay the greater of his salary for the remaining term of the agreement, or two times his salary for the preceding twelve months. Under the terms of the agreement, upon termination of Mr. Howard’s employment, the Company is obligated to pay Mr. Howard a specified percentage of his salary for an additional five-year period for consulting services. A “Change of Control,” as defined in the agreement, includes (a) the acquisition (other than by Mr. Howard) of 50% or more of our outstanding voting securities by any person or group of persons, (b) a change in the Board of Directors such that the persons who were directors on the date of the agreement (and any new director whose election is approved by Mr. Howard) cease to represent a two-thirds voting majority of the persons on the Board of Directors, (c) a reorganization, merger, or consolidation of the Company if, as a result of this transaction, less than a majority of the combined voting power of the outstanding securities of the surviving entity are held in the aggregate by the holders of the Company’s voting securities prior to this transaction, (d) the shareholders’ approval of the sale of all or substantially all of the Company’s assets, or (e) any other event that the Board of Directors deems to be a change in the control of Company.

In February 2004, the Company entered into employment agreements that became effective as of January 1, 2004 with Messrs. Holbrook, Sabot, Brown and Windsor, which provide minimum salaries of $250,000, $200,000, $189,000 and $180,000, respectively. The initial term of Mr. Holbrook’s agreement is four years. The initial term of each of the other agreements is three years. These agreements provide for additional cash incentive compensation if the Company attains certain performance measures, as defined. Each agreement provides that if the Company terminates the agreement without cause, it will be required to pay the salary due for the remaining term of the agreement, plus one-half of the then-current annual salary. If the employee terminates his employment for certain reasons set forth in the agreement, which reasons include a Change of Control (as defined hereinafter), the Company will be required to pay one-half of the then-current annual salary. A “Change of Control,” as defined in the agreement, includes (a) the acquisition (other than by Mr. Howard) of 50% or more of our outstanding voting securities by any person or group of persons, (b) a reorganization, merger, or consolidation of the Company if, as a result of this transaction, less than a majority of the combined voting power of the outstanding securities of the surviving entity are held in the aggregate by the holders of the Company’s voting securities prior to this transaction, or, the persons who were the Company’s directors immediately prior to this transaction cease to constitute a majority of the Board of Directors of the surviving entity, (c) the shareholders’ approval of the sale of all or substantially all of the Company’s assets, or (d) any other event that the Board of Directors deems to be a change in the control of Company.

Compensation Committee Interlocks and Insider Participation

Messrs. Brune and Guest have been the only members of the Compensation Committee since its formation in September 2003. Both Mr. Brune and Mr. Guest are independent directors. There are no compensation committee interlocks between the members of the Company’s Compensation Committee and any other entity.

Performance Graph

The following chart compares the return on the Company’s Common Stock with (1) the NASDAQ Market Index and (2) a network marketing peer group consisting of Nature’s Sunshine Products, Inc., Mannatech, Inc., Reliv’ International, Inc., USANA Health Sciences, Inc., and Advantage Marketing Systems, Inc. (identified as the “Peer Group”) for the period from December 31, 1998 through December 31, 2003. The comparison assumes that $100 was invested on December 31, 1998, and assumes reinvestment of dividends and distributions

	Royal BodyCare, Inc.	Peer Group	NASDAQ Market Index
12/1998	100.00	100.00	100.00
12/1999	62.22	53.97	176.37
12/2000	36.09	29.64	110.86
12/2001	12.44	49.17	88.37
12/2002	6.22	66.18	61.64
12/2003	36.44	197.77	92.58

Certain Relationships and Related Transactions

Mr. Howard has guaranteed the Company’s obligations with respect to the mortgage loan associated with the acquisition of its corporate headquarters and the debt assumed in connection with the purchase of the assets of a subsidiary of the Company, MPM Medical, Inc. Mr. Howard has also guaranteed certain other borrowings of the Company. The Company has undertaken certain obligations to indemnify Mr. Howard and secure its obligations to him in the event the Company defaults on its loans.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission. Officers, directors and greater than ten-percent beneficial owners are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file.

The Company became subject to the provisions of Section 16(a) in October 2003. Based on a review of the forms submitted to the Company since that date (i) Messrs. Howard, Brown, Brune, Guest, Holbrook, Sabot, Scofield and Windsor, each filed an initial report on Form 3 on February 24, 2004, which was not timely pursuant to the requirements of Section 16(a), (ii) as of the date of this proxy statement, neither Mr.

Lapp nor Mr. Schuchert has filed a Form 3 as required by Section 16(a), and (iii) Mr. Brune failed to timely file on Form 4 the purchase of 2,000 shares of Common Stock by his spouse on February 9, 2004. The Company has requested that both Mr. Lapp and Mr. Schuchert file their respective Form 3 as required by Section 16(a).

CODE OF ETHICS

The Company has adopted a code of ethics that applies to directors, executives and financial managers, including, the principal executive officer, principal financial officer, principal accounting officer and controller. A copy of this code of ethics was filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2003. Any person may request a copy of the Company’s code of ethics, free of charge, by writing to the Company’s Chief Financial Officer at the address of the Company. In accordance with applicable regulations, the Company will disclose on Form 8-K any amendments to or waivers of the provisions of the code of ethics.

II. RATIFY APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has selected Grant Thornton LLP as the Company’s independent auditors for the year ending December 31, 2004, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the Annual Meeting. If the appointment is not ratified by the holders of a majority of the shares of Common Stock present or represented and voted for or against such ratification at the meeting, the Audit Committee will reconsider the appointment.

One or more representatives of Grant Thornton LLP are expected to be present at the Annual Meeting and will be given an opportunity to make a statement, if they so desire. They will also be available to respond to appropriate questions addressed to them.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE

APPOINTMEMNT OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS FOR 2004.

Audit Fees and Non-Audit Fees

Audit-

Grant Thornton LLP’s fees for the audit of the annual consolidated financial statements and the reviews of the quarterly interim financial statements were $75,100 and $64,400 for 2003 and 2002, respectively.

Audit-Related Fees-

Grant Thornton LLP’s fees for audit-related services during 2003, relating to a consent for the Company’s Registration Statement on Form S-8 covering the 2003 Incentive Stock Plan, and consultations regarding the application of certain accounting pronouncements to the Company’s financial statements, were $6,000. Grant Thornton LLP’s fees for audit-related services during 2002, relating a separate audit of the Company’s Canadian subsidiary were $6,100.

Tax Fees-

Grant Thornton LLP’s fees for tax compliance, tax advice and tax planning during 2003, relating to preparing and filing the Company’s income tax returns for 2002 were $8,900. Grant Thornton LLP’s fees for tax compliance, tax advice and tax planning during 2002 were $24,100. These fees were for services that included preparing and filing the Company’s income tax returns for 2001, preparing a transfer price documentation report and performing a cost allocation study.

All Other Fees-

Grant Thornton LLP’s fees for other services in 2002, relating to an executive compensation review and consultations regarding the establishment of certain foreign subsidiaries, were $9,800. The Company incurred no fees for other services with Grant Thornton LLP during 2003.

Audit Committee Pre-approval Policies and Procedures-

The Audit Committee’s pre-approval policies and procedures require the independent auditor to seek pre-approval by the Audit Committee of all audit and permitted non-audit services by providing a prior description of the services to be performed and specific fee and expense estimates for each such service. The Audit Committee periodically monitors the services rendered by and actual fees paid to the independent auditors to ensure that such services are within the parameters approved by the Audit Committee. The Audit Committee approved all of Grant Thornton LLP’s services that were performed subsequent to the Audit Committee’s formation in September 2003.

III. SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

All suggestions from stockholders are given careful attention. An eligible shareholder who wishes to include a proposal in the Company’s proxy statement for the 2005 Annual Meeting of Shareholders must submit it, in accordance with the SEC’s Rule 14a-8, so that it is received by the Company’s Secretary, at the Company’s executive offices, on or before December 24, 2004.

IV. OTHER MATTERS

Incorporation by Reference

To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any other filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of this Proxy Statement entitled “Election of Directors,” “Executive Compensation and Other Information,” “Section 16(a) Beneficial Ownership Reporting Compliance,” “Security Ownership of Certain Beneficial Owners,” and “Ratify Appointment of Independent Auditors” shall be deemed to be so incorporated, unless specifically otherwise provided in such filing.

Important Notice Regarding Delivery of Stockholder Documents

In accordance with a notice sent to certain stockholders of the Company Common Stock who hold Company Common Stock through a broker or otherwise through a nominee and who share a single address, only one copy of this Notice of Annual Meeting of Stockholders and Proxy Statement and 2003 Annual Report to Stockholders is being sent to that address unless the Company receives contrary instructions from any stockholder at that address. This practice, known as ‘householding’, is designed to reduce printing and postage costs. However, if any stockholder residing at such address wishes to receive a separate copy of this Notice of Annual Meeting and Proxy Statement or the Company’s Annual Report to Stockholders, he or she may contact the Company by mail addressed to Secretary, Royal BodyCare, Inc., 2301 Crown Court, Irving, Texas 75038, or by telephone at (972) 893-4000, and the Company will deliver those documents to such stockholder promptly upon receiving the request. Any such stockholder may also contact the Secretary if he or she would like to receive separate proxy materials and annual reports in the future. If a stockholder receives multiple copies of the proxy materials and annual reports, he or she may request householding in the future by contacting the Secretary.

ANNUAL REPORT

The Company will furnish without charge a copy of its Annual Report on Form 10-K, including the financial statements and schedules thereto, for the year ended December 31, 2003 filed with the SEC pursuant to Section 13 or 15(d) of the Exchange Act to any shareholder (including any beneficial owner) upon written request to Steven E. Brown, Chief Financial Officer, Royal BodyCare, Inc., 2301 Crown Court, Irving, Texas 75038.

By Order of the Board of Directors,

Steven E. Brown Secretary

April 23, 2004

Appendix A

CHARTER

OF THE

AUDIT COMMITTEE

OF

ROYAL BODYCARE, INC.

PURPOSE

The primary function of the Audit Committee (the “Committee”) is to assist the Board of Directors (the “Board”) of Royal BodyCare, Inc. (the “Company”) in fulfilling its oversight responsibilities by reviewing (i) the financial reports and other financial information provided by the Company to any governmental body or the public; (ii) the Company’s systems of controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; (iii) the independent auditors’ qualifications and independence; (iv) the performance of the Company’s internal audit function and independent auditors; and (v) the efficacy and efficiency of the Company’s auditing, accounting and financial reporting processes generally. The Committee’s primary duties and responsibilities are to:

•	serve as an independent and objective party to oversee the Company’s financial reporting process and internal control system;

•	assume direct responsibility for the appointment, compensation, retention and oversight of the Company’s independent auditors; and

•	provide an open avenue of communication among the Company’s independent auditors, financial and senior management and the Board.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in the Section entitled “Responsibilities and Duties.”

The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of compensation to any advisors engaged or employed by the Committee as well as for ordinary administration expenses of the Committee that are necessary or appropriate for carrying out its duties.

COMPOSITION OF THE AUDIT COMMITTEE

The Committee shall be comprised of two or more directors as determined by the Board, each of whom shall meet the independence, experience and qualification requirements of The Nasdaq Stock Market, Inc. (including, without limitation, the financial literacy requirements), Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Accordingly, none of the members of the Committee shall accept, directly or indirectly, any fees from the Company, except for fees for services as a director and member of the Committee or any other Board committee. In addition, at least one member of the Committee shall be, in the sole determination of the Board, a “financial expert” in compliance with the criteria established by Commission and other relevant regulations.

No member of the Committee may serve on the audit committee of more than two other public companies.

MEETINGS OF THE COMMITTEE

The Committee shall meet as often as it determines, but not less frequently than quarterly. All such meetings may be conducted in person or telephonically. As part of its role to foster open communication, the Committee should meet periodically with management, the Company’s internal auditors and the independent auditors in separate executive sessions. In addition, the Committee shall meet quarterly with the Company’s independent auditors and management to discuss the annual audited financial statements and quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” as well as quarterly earnings releases. The Company shall provide the Committee with the applicable financial data sufficiently in advance of such meetings to facilitate such review. The Committee may request any officer or employee of the Company (including without limitation, the Director of Internal Audit), the Company’s outside counsel or its independent auditors to attend meetings of the Committee or to meet with any members of, or consultants to, the Company.

RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Committee shall:

Documents/Reports Review

1.	Review, update and assess the adequacy of this Charter periodically, but at least annually, as conditions dictate, and recommend any proposed changes to the Board for its approval.

2.	Review and discuss the annual audited financial statements with management, and discuss with the independent auditors the matters required to be discussed by relevant auditing standards, including the quality, not just the acceptability, of the accounting principles and underlying estimates used in the audited financial statements.

3.	Report to the Board whether, based on such reviews and discussions, the Committee recommends to the Board that the audited financial statements be included in the Company’s Form 10-K to be filed with the Commission.

4.	Review with management and the Company’s independent auditors the Company’s Form 10-Q prior to its filing.

5.	Review earnings press releases with management, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts.

6.	Prepare annually the report required by the rules of the Commission to be included in the Company’s annual proxy statement.

7.	Report regularly to the Board on the matters discussed at the meetings of the Committee, including the actions taken by the Committee at such meetings.

Independent Auditors

8.	Be directly responsible for the appointment, compensation, retention and oversight of the work performed by the Company’s independent auditors for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company. The Company’s independent auditors shall report directly to the Committee, and the Company shall provide the Committee appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, to compensate the independent auditors. The Committee shall have sole authority to appoint or replace the independent auditors and to approve all engagement fees and terms.

9.

Discuss with the Company’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

10.	Hold timely discussions with the independent auditors regarding:

•	critical accounting estimates, policies and practices;

•	alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Company’s independent auditors;

•	other material written communication between the Company’s independent auditors and management including, but not limited to, the management letter and schedule of unadjusted differences; and

•	an analysis of the independent auditors’ judgment as to the quality of the Company’s accounting principles, setting forth significant reporting issues and judgments made in connection with the preparation of the Company’s financial statements.

11.	Review and pre-approve both audit and all permissible non-audit services to be provided by the independent auditors, other then the de minimis exceptions permitted by the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”).

12.	Obtain and review a report from the Company’s independent auditors at least annually regarding:

•	the independent auditors’ internal quality-control procedures;

•	any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities or private sector regulatory boards within the preceding five years respecting one or more independent audits carried out by the firm; and

•	any steps taken to deal with any such issues.

13.	Evaluate the qualifications, performance and independence of the Company’s independent auditors, including considering whether the auditors’ quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditors’ independence. The Committee shall obtain from the Company’s independent auditors a formal written statement delineating all relationships between the Company’s independent auditors and the Company, consistent with Independence Standards Board Standard 1, and engage in a dialogue with the Company’s independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the Company’s independent auditors.

14.	Review and evaluate the performance of the lead partner of the Company’s independent auditor team and ensure the rotation of the audit engagement team as required by law or such shorter period as may be determined by the Committee.

15.	Establish policies regarding the hiring of employees or former employees of the Company’s independent auditors.

Financial Reporting Processes and Accounting Principles

16.	In consultation with the Company’s independent auditors, review the integrity of the Company’s financial reporting processes, both internal and external. The Committee shall coordinate the Board’s oversight of the Company’s internal accounting systems and controls.

17.	Review with management and the independent auditors significant accounting principles and financial reporting issues, including judgments made in connection with the preparation of the Company’s financial statements and significant changes in the Company’s selection or application of accounting principles.

18.	Review with management and the Company’s independent auditors the extent to which changes or improvements in financial or accounting practices have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.

Internal Audit

19.	Review and advise on the selection and removal of the Director of Internal Audit, who shall report directly to the Committee no less frequently than quarterly. A portion of such report shall be conducted in executive session outside the presence of Company management.

20.	Review and make recommendations to Company management regarding the internal audit department’s responsibilities, budget and staffing.

21.	Review summaries of all internal audit reports prepared by the internal audit department (including management’s responses) and any other significant findings stemming from internal audit activities.

22.	Be apprised by the Company’s Director of Internal Audit of any significant difficulties, disagreements with management or scope restrictions encountered in the course of the internal audit department’s work.

23.	Make a recommendation to the Board, on an annual basis, concerning the compensation to be paid to the Director of Internal Audit after receipt from Company management of such input concerning such compensation, as the Committee deems appropriate. The Board shall make the final determination of the compensation to be paid to the Director of Internal Audit.

Compliance Oversight and Other Responsibilities

24.	Establish policies and procedures for the submission of complaints and concerns about accounting, internal accounting controls and auditing matters, including procedures for the receipt, retention, and treatment of complaints and the confidential, anonymous submission of employee concerns regarding questionable accounting or auditing matters.

25.	Oversee the Company’s disclosure controls and procedures and the implementation of, and compliance with, the Company’s Code of Ethics.

26.	Receive and review the reports of the Company’s Chief Executive Officer and Chief Financial Officer required by Section 302 of Sarbanes-Oxley and Rule 13a-14 of the Exchange Act.

27.	Determine whether management has a proper review system in place to determine that the Company’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

28.	Discuss with management the Company’s major financial risk areas and the steps taken by management to monitor and control such areas, including the Company’s guidelines and policies to govern the process by which the Company’s exposure to risk is handled.

29.	Discuss with the Company’s independent auditors whether Section 10A(b) of the Exchange Act concerning awareness of illegal acts pertaining to the Company has been implicated.

30.	Perform such other duties as may be delegated to the Committee by the Board from time to time.

LIMITATION OF COMMITTEE’S ROLE

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

Approved by the Board of Directors on February 13, 2004.

Appendix B

ROYAL BODYCARE, INC.

(The “Company”)

Compensation Committee Charter

(Approved by The Board of Directors February 13, 2004)

1.	Purpose

The purpose of the Compensation Committee is to serve as an independent arm of the Company’s Board of Directors as to (1) executive level compensation matters and (2) general employee benefit and evaluation matters.

2.	Structure and Membership

A.	Number. The Compensation Committee shall consist of at least two (2) members of the Board of Directors.

B.	Independence. Each member of the Compensation Committee shall be an “independent director” as defined by the applicable rules of the U.S. Securities and Exchange Commission.

C.	Selection and Removal. Members of the Compensation Committee shall be appointed by a majority vote of the Board of Directors. The Board of Directors may remove members of the Compensation Committee from that committee, with or without cause, by a majority vote of the Board of Directors.

D.	Chairman. The Board of Directors, by a majority vote, shall appoint the Chairman of the Compensation Committee.

E.	Compensation. The compensation of Compensation Committee members shall be determined by the Board of Directors.

3.	Authority and Responsibilities

A.	General. The Compensation Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management in accordance with its business judgment and, when it deems it necessary, with the advice of independent legal counsel and other appropriate consultants.

B.	Compensation Matters.

(1)	CEO Matters.

(a)	The Compensation Committee shall annually review and approve corporate goals and objectives relevant to the compensation of the Company’s Chief Executive Officer (the “CEO”), evaluate the CEO’s performance in light of those goals and objectives, and set the CEO’s compensation level based on this evaluation, and in conformance with the employment agreement, if any, between the Company and the CEO. As used herein, the term “compensation” includes salary, bonus, incentives, deferred compensation, executive perquisites, equity compensation (including awards to induce or to retain employment with the Company, severance arrangements, change in control benefits, and any other forms of executive officer compensation.).

Royal BodyCare, Inc.

Compensation Committee Charter

(b)	While it is the responsibility of the Compensation Committee to negotiate, on behalf of the Company, any agreements between the Company and the CEO, those agreements shall be subject to approval by the Board of Directors by a majority vote with the CEO being excused from deliberation on those agreements and excluded from voting on them.

(2)	Executive Officer Compensation.

(a)	The Compensation Committee shall review and make recommendations to the CEO concerning compensation matters relating to executive officers of the Company: compensation (including salary, bonus, and incentives); deferred compensation; executive perquisites; equity compensation (including awards to induce employment with the Company); severance arrangements; change in control benefits; and any other forms of executive officer compensation.

(b)	Any employment agreements between the Company and executive-officer level employees or related professionals shall be subject to approval by the Board of Directors, provided that the only Directors who can vote on those agreements are the CEO and the independent Directors.

C.	General Employee Benefit and Evaluation Matters.

(1)	Employee Benefit Programs. The Compensation Committee shall annually review all employee benefit programs and make recommendations to the CEO and to the Board concerning those programs.

(2)	Employee Evaluation Matters. The Compensation Committee shall:

(a)	Assist the CEO in developing and implementing an annual evaluation program applicable to all employees of the Company,

(b)	From time to time, recommend to the CEO special evaluation programs for the Company’s executive officers.

(c)	Monitor the implementation of evaluation programs to determine if they are serving the advancement needs of the employees and providing the Company with a candid assessment of the performance of each employee.

D.	Plan Recommendations and Approvals. The Compensation Committee shall periodically review and make recommendations to the Board of Directors with respect to incentive-compensation plans and equity-based plans. The Compensation Committee shall review and approve (a) all tax-qualified, non-discriminatory employee benefit plans and (b) all parallel nonqualified plans pursuant to which (in the case of plans referred to in each of clauses (a) and (b)) options or stock may be acquired by officers, directors, employees or consultants of the Company.

E.	Incentive Plan Administration. The Compensation Committee shall exercise all rights, authority and functions of the Board of Directors under all of the Company’s stock option, stock incentive, employee stock purchase and other equity-based plans, including without limitation, the authority to interpret the terms thereof, to grant options thereunder and to make stock awards thereunder; provided, however, that, except as otherwise expressly authorized to do so by a plan or resolution of the Board of Directors, the Compensation Committee shall not be authorized to amend any such plan. To the extent permitted by applicable law and the provisions of a given equity-based plan, and consistent with the requirements of applicable law and such equity-based plan, the Compensation Committee may delegate to one or more executive officers of the Company the power to grant options or other stock awards pursuant to such equity-based plan to employees of

Royal BodyCare, Inc.

Compensation Committee Charter

the Company or any subsidiary of the Company who are not directors or executive officers of the Company.

F.	Director Compensation. The Compensation Committee shall periodically review and make recommendations to the Board of Directors with respect to director compensation.

G.	Compensation Committee Report on Executive Compensation. The Compensation Committee shall prepare for inclusion where necessary in a proxy or information statement of the Company relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in Item 402(k) of Regulation S-K.

4.	Procedures and Administration.

A.	Meetings. The Compensation Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Compensation Committee may also act by unanimous written consent in lieu of a meeting. The Compensation Committee shall keep such records of its meetings as it shall deem appropriate.

B.	Reports to Board. The Compensation Committee shall report regularly to the Board of Directors.

C.	Charter. The Compensation Committee shall periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for consideration and approval.

D.	Consulting Arrangements. The Compensation Committee shall have the authority to retain and terminate any compensation consultant to be used to assist in the evaluation of executive officer compensation and shall have authority to approve the consultant’s fees and other retention terms. The Compensation Committee shall also have authority to commission compensation surveys or studies as the need arises. The Compensation Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of those consultants as established by the Compensation Committee.

E.	Independent Advisors. The Compensation Committee shall have the authority, without further action by the Board of Directors, to engage those independent legal, accounting and other advisors as it deems necessary to carry out its responsibilities. Those independent advisors may be the regular advisors to the Company. The Compensation Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of those advisors as established by the Compensation Committee.

F.	Investigations. The Compensation Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Compensation Committee or any advisors engaged by the Compensation Committee.

Appendix C

Definition of Independent Director

Rule 4200(a)(15) of the NASDAQ Market Place Rules:

(15) “Independent director” means a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

(A)	a director who is, or at any time during the past three years was, employed by the company or by any parent or subsidiary of the company;

(B)	a director who accepted or who has a Family Member who accepted any payments from the company or any parent or subsidiary of the company in excess of $60,000 during the current or any of the past three fiscal years, other than the following:

(i)	compensation for board or board committee service;

(ii)	payments arising solely from investments in the company’s securities;

(iii)	compensation paid to a Family Member who is a non-executive employee of the company or a parent or subsidiary of the company;

(iv)	benefits under a tax-qualified retirement plan, or non-discretionary compensation; or

(v)	loans permitted under Section 13(k) of the Act.

Provided, however, that audit committee members are subject to additional, more stringent requirements under Rule 4350(d).

(C)	a director who is a Family Member of an individual who is, or at any time during the past three years was, employed by the company or by any parent or subsidiary of the company as an executive officer;

(D)	a director who is, or has a Family Member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the company made, or from which the company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following:

(i)	payments arising solely from investments in the company’s securities; or

(ii)	payments under non-discretionary charitable contribution matching programs.

(E)	a director of the listed company who is, or has a Family Member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the listed company serve on the compensation committee of such other entity; or

(F)	a director who is, or has a Family Member who is, a current partner of the company’s outside auditor, or was a partner or employee of the company’s outside auditor who worked on the company’s audit at any time during any of the past three years.

(G)	In the case of an investment company, in lieu of paragraphs (A)-(F), a director who is an “interested person” of the company as defined in section 2(a)(19) of the Investment Company Act of 1940, other than in his or her capacity as a member of the board of directors or any board committee.

C - 1

PROXY

ROYAL BODYCARE, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Clinton H. Howard and Steven E. Brown and each of them as Proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of Common Stock of the Company held of record by the undersigned on April 6, 2004, at the Annual Meeting of Shareholders to be held at the Company’s offices located at 2301 Crown Court, Irving, Texas 75038, on Tuesday, June 2, 2004 at 10:00 a.m., local time, or at any adjournment or postponement thereof. Receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement in connection therewith and of the Company’s 2003 Annual Report to Shareholders is hereby acknowledged.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1 AND 2

1.	Election of Directors.
☐	FOR ALL NOMINEES	NOMINEES
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ Clinton H. Howard ☐ Steven E. Brown ☐ David H. Brune ☐ J. Ike Guest	☐ Wayne R. Holbrook ☐ Joseph P. Philipp ☐ Kenneth L. Sabot ☐
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold, as shown here: ☒

2. The Company’s proposal to ratify the appointment of Grant Thornton LLP as independent auditors for the Company for the year ending December 31, 2004.

☐ FOR                  ☐ AGAINST                  ☐ ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR ALL NOMINEES” IN ITEM 1 AND “FOR” ITEM 2. THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES (OR EITHER OF THEM) REGARDING ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

Please sign and date this Proxy, and promptly return it to Fidelity Transfer, 1800 South West Temple, Suite 310, Box 53, Salt Lake City, Utah 84115 using the return envelope provided herewith.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Title (if applicable, as described in Note below):

Note: When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.